UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    The 2018 annual meeting of stockholders (the “2018 Annual Meeting”) of XPO Logistics, Inc. (the “Company”) was held on May 17, 2018.
(b)    At the 2018 Annual Meeting, the stockholders voted, consistent with the recommendation of the Board of Directors of the Company, to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2018; (3) approve the advisory vote on the Company’s executive compensation; (4) approve the frequency with which to submit advisory votes on the Company’s executive compensation to stockholders; (5) reject the shareholder proposal regarding an annual sustainability report; and (6) reject the shareholder proposal regarding the Company’s executive compensation clawback policy.

1.     Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Bradley S. Jacobs	112,127,956	866,227	84,040	10,818,100
Gena L. Ashe	111,996,306	998,761	83,156	10,818,100
AnnaMaria DeSalva	112,908,144	86,939	83,140	10,818,100
Michael G. Jesselson	111,359,834	1,632,867	85,522	10,818,100
Adrian P. Kingshott	112,056,517	936,362	85,344	10,818,100
Jason D. Papastavrou	111,479,444	1,513,442	85,337	10,818,100
Oren G. Shaffer	112,843,523	149,202	85,498	10,818,100

2.     Ratification of the Appointment of KPMG LLP:

Votes For	123,384,721
Votes Against	245,003
Abstentions	266,599
Broker Non-Votes	0

 3.     Advisory Vote on Executive Compensation:

Votes For	104,714,361
Votes Against	8,138,633
Abstentions	225,228
Broker Non-Votes	10,818,100

4.     Frequency of Advisory Vote on Executive Compensation:

1 Year	111,153,807
2 Years	236,790
3 Years	1,482,925
Abstentions	204,700
Broker Non-Votes	10,818,100

5.     Shareholder Proposal Regarding Sustainability Reporting:

Votes For	38,411,347
Votes Against	73,355,074
Abstentions	1,311,801
Broker Non-Votes	10,818,100

6.     Shareholder Proposal Regarding Amendment of Clawback Policy:

Votes For	30,240,403
Votes Against	82,100,212
Abstentions	737,607
Broker Non-Votes	10,818,100

(d)    In light of the foregoing vote on Proposal 4, the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis,
Senior Vice President, Corporate Counsel